SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) September 17, 1999

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrant s telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  Aug. 31 1999 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on September 17, 1999.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1                  Monthly Servicing Report dated
                                    September 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1995-2.

      Exhibit 20.2                  Monthly Servicing Report dated
                                    September 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1995-3.

      Exhibit 20.3                  Monthly Servicing Report dated
                                    September 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1996-1.

      Exhibit 20.4                  Monthly Servicing Report dated
                                    September 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1996-3.

      Exhibit 20.5                  Monthly Servicing Report dated
                                    September 17, 1999 with respect to the
                                    Universal Card Master Trust Series 1997-1.





                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:     /s/Meridith Jarrell
                                          Name:   Meridith Jarrell
                                          Title:  President & Chief
                                                  Operating Officer

                                EXHIBIT INDEX



Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              September 17, 1999 with respect to the
                              Universal Card Master Trust Series 1995-2.

20.2                          Monthly Servicing Report dated
                              September 17, 1999 with respect to the
                              Universal Card Master Trust Series 1995-3.

20.3                          Monthly Servicing Report dated
                              September 17, 1999 with respect to the
                              Universal Card Master Trust Series 1996-1.

20.4                          Monthly Servicing Report dated
                              September 17, 1999 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.5                          Monthly Servicing Report dated
                              September 17, 1999 with respect to the
                              Universal Card Master Trust Series 1997-1.

      Exhibit 20.1
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1995-2

      Monthly Report                             31-Aug-99
      Distribution Date                          17-Sep-99
      ------------------------------------------------------------------------

      Monthly Trust Activity                  Class A           Class B

      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        675,000,000.00      35,625,000.00
      Amount
      Adjusted Invested /Transferor         675,000,000.00      35,625,000.00
      Amount
      Floating Allocation Percentage           90.0000000%         4.7500000%
      Principal Allocation Percentage          90.0000000%         4.7500000%
      Finance Charge Collections              9,601,181.30         506,729.01
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 106,377,237.99       5,614,354.23
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                2,443,420.80         128,958.32
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                230,881.83          12,185.43
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                              0.00
      Charged-Off Principal                           0.00               0.00
      Reimbursed Principal                            0.00               0.00
      Ending Invested/Transferor Amounts    675,000,000.00      35,625,000.00
      ------------------------------------------------------------------------
      Group II Information                 Series 1995-2         Series
      Invested Amount                       750,000,000.00               0.00
      Average Rate                                5.94013%            0.0000%
      Investor Finance Charge                10,924,514.59               0.00
      Collections
      Investor Principal Collections        118,196,931.10               0.00
      Investor Default Amount Due             2,714,912.00               0.00
      Investor Monthly Interest Due           3,718,733.79               0.00
      Investor Monthly Fees Due               1,168,750.00               0.00
      Investor Additional Amounts Due                 0.00               0.00
      ------------------------------------------------------------------------
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             5.95000%           6.10000%
      Investor Monthly Interest Due           3,346,875.00         181,093.75
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due             3,346,875.00         181,093.75
      Investor  Default Amount Due            2,443,420.80         128,958.32
      Investor Monthly Fees Due               1,051,875.00          55,515.63
      Investor Additional Fees Due                   0.00               0.00
      Total                                   6,842,170.80         365,567.69
      ------------------------------------------------------------------------

      Reallocated Investor Finance
      Charge Collections
      Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      ------------------------------------------------------------------------
      Application of Collections              Class A           Class B
      Available Funds                         9,832,600.06         518,914.44
      Monthly Interest Paid                   3,346,875.00         181,093.75
      Investor Default Amount Paid            2,443,420.80               0.00
      Excess Spread                           4,042,304.26         337,820.69
      ------------------------------------------------------------------------
      Monthly Interest Shortfall                      0.00               0.00
      Investor Default Amount Shortfall               0.00         128,958.32
      Required Amount                                 0.00         128,958.32
      ------------------------------------------------------------------------
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00         128,958.32
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      ------------------------------------------------------------------------
      Reallocated Principal                                              0.00
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00               0.00
      ------------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00               0.00
      Principal Charge-Offs                           0.00               0.00
      ------------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      ------------------------------------------------------------------------
      Certificates                            Class A           Class B
      Beginning Certificates Balance        675,000,000.00      35,625,000.00
      Interest Distribution                   3,346,875.00         181,093.75
      Principal Distribution                          0.00               0.00
      Total Distribution                      3,346,875.00         181,093.75
      Ending Certificate Balance            675,000,000.00      35,625,000.00
      Pool Factor                              100.000000%        100.000000%
      Total Distribution Per 1,000                  4.9583             5.0833
      Certificate
      ------------------------------------------------------------------------
      Interest Distribution Per 1,000               4.9583             5.0833
      Certificate
      Principal Distribution Per 1,000              0.0000             0.0000
      Certificate


      Delinquencies                            1-30              31-60

      Number of Accounts                           220,887             60,343
      Balance of Accounts                      535,383,107        159,544,670

      31+Days Delinquency Rate                                        3.0516%

      Change in Account Owner Retained                                0.0000%
      Interest

      Prior Month Account Owner                                       0.0000%
      Retained Interest Factor
      Current Month Account Owner                                     0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor         Investor
                                                                Interest
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         39,375,000.00     750,000,000.00
      Amount
      Adjusted Invested /Transferor          39,375,000.00     750,000,000.00
      Amount
      Floating Allocation Percentage            5.2500000%        79.1614430%
      Principal Allocation Percentage           5.2500000%        79.1614430%
      Finance Charge Collections                560,068.91      10,667,979.22
      Total Yield
      Trust Portfolio Yield
      Principal Collections                   6,205,338.88     118,196,931.10
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  142,532.88       2,714,912.00
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 13,468.11         256,535.37
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                           0.00
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     39,375,000.00     750,000,000.00
      ------------------------------------------------------------------------
      Group II Information                    Series             Series
      Invested Amount                                 0.00               0.00
      Average Rate                                 0.0000%            0.0000%
      Investor Finance Charge                         0.00               0.00
      Collections
      Investor Principal Collections                  0.00               0.00
      Investor Default Amount Due                     0.00               0.00
      Investor Monthly Interest Due                   0.00               0.00
      Investor Monthly Fees Due                       0.00               0.00
      Investor Additional Amounts Due                 0.00               0.00
      ------------------------------------------------------------------------
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             5.62625%
      Investor Monthly Interest Due             190,765.04       3,718,733.79
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due               190,765.04       3,718,733.79
      Investor  Default Amount Due              142,532.88       2,714,912.00
      Investor Monthly Fees Due                  61,359.38       1,168,750.00
      Investor Additional Fees Due                   0.00               0.00
      Total                                     394,657.29       7,602,395.79
      ------------------------------------------------------------------------

      Reallocated Investor Finance                              10,924,514.59
      Charge Collections
      Interest/Principal/Spread                                        536.93
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                  13.14%
      Base Rate                                                         7.82%
      ------------------------------------------------------------------------
      Application of Collections           CIA Investor          Total
      Available Funds                           573,537.02      10,925,051.52
      Monthly Interest Paid                           0.00       3,527,968.75
      Investor Default Amount Paid                    0.00       2,443,420.80
      Excess Spread                             573,537.02       4,953,661.97
      ------------------------------------------------------------------------
      Monthly Interest Shortfall                                         0.00
      Investor Default Amount Shortfall                            128,958.32
      Required Amount                                              128,958.32
      ------------------------------------------------------------------------
      Monthly Interest Paid                     190,765.04         190,765.04
      Investor Default Paid                     142,532.88         271,491.20
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid                                         1,168,750.00
      Excess Finance Charge Collections                          3,322,655.73
      ------------------------------------------------------------------------
      Reallocated Principal                           0.00               0.00
      Monthly Interest Paid
      Investor Default Paid                                              0.00
      ------------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                           0.00
      ------------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit                                  0.00
      Principal Funding Account Balance                                  0.00
      ------------------------------------------------------------------------
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         39,375,000.00     750,000,000.00
      Interest Distribution                     190,765.04       3,718,733.79
      Principal Distribution                          0.00               0.00
      Total Distribution                        190,765.04       3,718,733.79
      Ending Certificate Balance             39,375,000.00     750,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  4.8448
      Certificate
      ------------------------------------------------------------------------
      Interest Distribution Per 1,000               4.8448
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate


      Delinquencies                            61-90             91-120

      Number of Accounts                            36,109             25,705
      Balance of Accounts                      107,610,897         79,907,870

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                Transferor           Series
                                             Interest         Allocations
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage                                      6.38%
      Beginning Invested /Transferor        197,430,935.00     947,430,935.00
      Amount
      Adjusted Invested /Transferor         197,430,935.00     947,430,935.00
      Amount
      Floating Allocation Percentage           20.8385570%       100.0000000%
      Principal Allocation Percentage          20.8385570%       100.0000000%
      Finance Charge Collections              2,808,252.15      13,476,231.37
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  31,114,307.49     149,311,238.59
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  714,676.82       3,429,588.82
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 67,530.69         324,066.06
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    177,686,526.23     927,686,526.23
      ------------------------------------------------------------------------
      Group II Information                  Group Total
      Invested Amount                       750,000,000.00
      Average Rate                                5.94013%
      Investor Finance Charge                10,924,514.59
      Collections
      Investor Principal Collections        118,196,931.10
      Investor Default Amount Due             2,714,912.00
      Investor Monthly Interest Due           3,718,733.79
      Investor Monthly Fees Due               1,168,750.00
      Investor Additional Amounts Due                 0.00
      ------------------------------------------------------------------------

      Delinquencies                            121+              Total

      Number of Accounts                            32,178            375,222
      Balance of Accounts                      105,893,478     988,340,021.72

      Monthly Trust Activity                   Trust
                                              Totals
      Beginning Principal  Receivables   14,843,084,648.30
      Balance
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,843,084,648.30
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            211,127,624.83
      Total Yield                                   17.07%
      Trust Portfolio Yield                         13.14%
      Principal Collections               2,339,209,404.59
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          15.76%
      Defaults                               53,730,224.83
      Monthly Default Rate                           4.34%
      Net Monthly Default Rate                       3.93%
      Recoveries                              5,077,034.87
      Adjustments                            19,913,254.82
      New Receivables                     2,103,523,813.54
      Ending Principal  Receivables      14,533,755,577.60
      Balance
      Minimum Series Required Balance       802,500,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,533,755,577.60

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,533,755,577.60
      -----------------------------------------------------

Group:                                   Group II
Series:                                  Series 1995-2
Supplement Date:                         15-Nov-95


MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1995-2

          Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 09/17/99 with respect to the performance of the Trust during the month of 08/01/99 to 08/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                               $4.95833333

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                               $4.95833333

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                      $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                                 $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                             $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                     $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                                $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                               $5.08333333
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                               $5.08333333
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class B
      Certificates, per $1,000 original
      certificate principal amount                                     $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses(c), (d), and (e) of the
      definition of Class B Invested Amount                             $0.00

(2)   The amount of reductions in
the Class B Invested Amount set forth
in paragraph 1 above, per $1,000
original certificate principal amount                                  $0.00
(3)   The total amount reimbursed in
respect of such reductions in the
Class B Invested Amount                                                $0.00
(4)   The amount set forth in paragraph
3 above, per $1,000 original
certificate principal amount                                           $0.00
(5)   The amount, if any, by which the
outstanding principal balance of the
Class B Certificates exceeds the Class
B Invested Amount after giving effect
to all transactions on such
Distribution Date                                                      $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect of interest on the Collateral
      Invested Amount                                            $190,765.04
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect of principal on the Collateral
      Invested Amount                                                  $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                           $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                       $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By:       /s/  Thomas F. Donahue
                                         -------------------------------------
                                         Name:     Thomas F. Donahue
                                         Title:    Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $14,843,084,648.30
Receivables:
Beginning of the Month Finance Charge                        $356,594,723.57
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total                               $15,199,679,371.87
Receivables:


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                    $14,533,755,577.60
End of the Month Finance Charge                              $372,621,462.13
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                        $14,906,377,039.73


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                      $11,750,000,000.00
Trust Series)

End of the Month Total Transferor Amount                   $3,156,377,039.73


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $159,544,670.15
   61-90 Days Delinquent                                     $107,610,896.70
   91+ Days Delinquent                                       $185,801,347.76

   Total 31+ Days Delinquent                                 $452,956,914.61

Defaulted Accounts During the Month                           $53,730,224.83

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $675,000,000
Class B Initial Invested Amount               $35,625,000
Collateral Initial Invested Amount            $39,375,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                   $675,000,000.00
Class B Invested Amount                    $35,625,000.00
Collateral Invested Amount                 $39,375,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount          $675,000,000.00
Class B Adjusted Invested Amount           $35,625,000.00
Collateral Invested Amount                 $39,375,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,168,750.00


INVESTOR DEFAULT AMOUNT                                        $2,714,912.00


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.94013%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE                              $10,924,514.59
COLLECTIONS
GROUP II INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP II INVESTOR DEFAULT AMOUNT                               $2,714,912.00
GROUP II INVESTOR MONTHLY FEES                                 $1,168,750.00
GROUP II INVESTOR MONTHLY INTEREST                             $3,718,733.79


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                     6.38%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                        $13,476,231.37
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                       $3,429,588.82
SERIES 1995-2 MONTHLY FEES                                     $1,168,750.00
SERIES 1995-2 ALLOCABLE PRINCIPAL                            $149,311,238.59
COLLECTIONS
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                      $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         79.16%

INVESTOR FINANCE CHARGE COLLECTIONS                           $10,667,979.22
INVESTOR DEFAULT AMOUNT                                        $2,714,912.00
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $10,924,514.59
PRINCIPAL ALLOCATIONS PERCENTAGE                                       79.16%
AVAILABLE PRINCIPAL COLLECTIONS                              $118,196,931.10


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            90.00%

    Class A Floating Percentage of          $9,832,600.06
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                  $9,832,600.06

   Class A Monthly Interest                 $3,346,875.00
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $2,443,420.80
TOTAL CLASS A EXCESS SPREAD                                    $4,042,304.26

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             4.75%

CLASS B AVAILABLE FUNDS                                          $518,914.44

   Class B Monthly Interest                   $181,093.75
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                      $337,820.69

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          5.25%

COLLATERAL AVAILABLE FUNDS                                       $573,537.02
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $573,537.02

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $4,953,661.97

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Chargeoffs

Excess Spread Applied to Class B                                 $128,958.32
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                              $190,765.04
Monthly Interest
Excess Spread Applied to Unpaid Monthly                        $1,168,750.00
Servicing Fee
Excess Spread Applied Collateral                                 $142,532.88
Default Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses (c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,322,655.73

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                  $54,581,284.90
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                   $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                   $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                   $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            7.82%                  1
Base Rate (Prior Month)                              7.93%                  1
Base Rate (Two Months Ago)                           7.94%                  1
THREE MONTH AVERAGE BASE RATE                                           7.90%

Series Adj Portfolio Yield (Curr Month)             13.14%                  1
      AUG : (22 posting days / 5 Mondays)
Series Adj Portfolio Yield (Prior Month)            12.56%                  1
      JULY : (22 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)              12.01%                  1
      JUNE : (22 posting days / 4 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED                                    12.57%
PORTFOLIO YIELD


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           90.00%

   Class A Principal Collections          $106,377,237.99

CLASS B PRINCIPAL PERCENTAGE                                            4.75%

   Class B Principal Collections            $5,614,354.23

COLLATERAL PRINCIPAL PERCENTAGE                                         5.25%
   Collateral Principal Collections         $6,205,338.88

AVAILABLE PRINCIPAL COLLECTIONS           $118,196,931.10

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $118,196,931.10
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By:     /s/  Thomas F. Donahue
                                         -------------------------------------
                                         Name:   Thomas F. Donahue
                                         Title:  Servicing Officer

      Exhibit 20.2
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1995-3

      Monthly Report                             31-Aug-99
      Distribution Date                          17-Sep-99
      ------------------------------------------------------------------------

      Monthly Trust Activity                  Class A           Class B

      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        652,500,000.00      45,000,000.00
      Amount
      Adjusted Invested /Transferor         652,500,000.00      45,000,000.00
      Amount
      Floating Allocation Percentage           87.0000000%         6.0000000%
      Principal Allocation Percentage          87.0000000%         6.0000000%
      Finance Charge Collections              9,281,141.92         640,078.75
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 102,831,330.05       7,091,815.87
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                2,361,973.44         162,894.72
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                223,185.77          15,392.12
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                              0.00
      Charged-Off Principal                           0.00               0.00
      Reimbursed Principal                            0.00               0.00
      Ending Invested/Transferor Amounts    652,500,000.00      45,000,000.00
      ------------------------------------------------------------------------
      Group I Information                  Series 1995-3     Series 1996-1
      Invested Amount                       750,000,000.00   1,000,000,000.00
      Average Rate                                5.51544%           5.45919%
      Investor Finance Charge                10,924,514.59      14,566,019.45
      Collections
      Investor Principal Collections        118,196,931.10     157,595,908.13
      Investor Default Amount Due             2,714,912.00       3,619,882.67
      Investor Monthly Interest Due           3,562,053.39       4,700,967.01
      Investor Monthly Fees Due               1,168,750.00       1,558,333.33
      Investor Additional Amounts Due                 0.00               0.00
      ------------------------------------------------------------------------
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             5.50000%           5.61000%
      Investor Monthly Interest Due           3,090,312.50         217,387.50
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due             3,090,312.50         217,387.50
      Investor  Default Amount Due            2,361,973.44         162,894.72
      Investor Monthly Fees Due               1,016,812.50          70,125.00
      Investor Additional Fees Due                   0.00               0.00
      Total                                   6,469,098.44         450,407.22

      ------------------------------------------------------------------------
      Reallocated Investor Finance
      Charge Collections
      Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      ------------------------------------------------------------------------
      Application of Collections              Class A           Class B
      Available Funds                         9,535,443.68         657,583.53
      Monthly Interest Paid                   3,090,312.50         217,387.50
      Investor Default Amount Paid            2,361,973.44               0.00
      Excess Spread                           4,083,157.74         440,196.03
      ------------------------------------------------------------------------
      Monthly Interest Shortfall                      0.00               0.00
      Investor Default Amount Shortfall               0.00         162,894.72
      Required Amount                                 0.00         162,894.72
      ------------------------------------------------------------------------
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00         162,894.72
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      ------------------------------------------------------------------------
      Reallocated Principal                                              0.00
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00               0.00
      ------------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00               0.00
      Principal Charge-Offs                           0.00               0.00
      ------------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      ------------------------------------------------------------------------
      Certificates                            Class A           Class B
      Beginning Certificates Balance        652,500,000.00      45,000,000.00
      Interest Distribution                           0.00               0.00
      Principal Distribution                          0.00               0.00
      Total Distribution                              0.00               0.00
      Ending Certificate Balance            652,500,000.00      45,000,000.00
      Pool Factor                              100.000000%        100.000000%
      Total Distribution Per 1,000                  0.0000             0.0000
      Certificate
      Interest Distribution Per 1,000               0.0000             0.0000
      Certificate
      Principal Distribution Per 1,000              0.0000             0.0000
      Certificate

      1st   Collection Accounts Deposit       2,890,937.50         203,362.50
      2nd Collection Accounts Deposit         3,090,312.50         217,387.50
      3rd Collection Accounts Deposit                 0.00               0.00
      Quarterly Interest Distribution         5,981,250.00         420,750.00


      Delinquencies                            1-30              31-60

      Number of Accounts                           220,887             60,343
      Balance of Accounts                      535,383,107        159,544,670

      31+Days Delinquency Rate                                        3.0516%

      Change in Account Owner Retained                                0.0000%
      Interest

      Prior Month Account Owner                                       0.0000%
      Retained Interest Factor
      Current Month Account Owner                                     0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor         Investor
                                                                Interest
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         52,500,000.00     750,000,000.00
      Amount
      Adjusted Invested /Transferor          52,500,000.00     750,000,000.00
      Amount
      Floating Allocation Percentage            7.0000000%        79.1614430%
      Principal Allocation Percentage           7.0000000%        79.1614430%
      Finance Charge Collections                746,758.55      10,667,979.22
      Total Yield
      Trust Portfolio Yield
      Principal Collections                   8,273,785.18     118,196,931.10
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  190,043.84       2,714,912.00
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 17,957.48         256,535.37
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                           0.00
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     52,500,000.00     750,000,000.00
      ------------------------------------------------------------------------
      Group I Information                  Series 1996-3     Series 1997-1
      Invested Amount                     1,000,000,000.00   1,000,000,000.00
      Average Rate                                5.30049%           5.58219%
      Investor Finance Charge                14,566,019.45      14,566,019.45
      Collections
      Investor Principal Collections        157,595,908.13     157,595,908.13
      Investor Default Amount Due             3,619,882.67       3,619,882.67
      Investor Monthly Interest Due           4,564,308.68       4,806,883.68
      Investor Monthly Fees Due               1,558,333.33       1,558,333.33
      Investor Additional Amounts Due                 0.00               0.00
      ------------------------------------------------------------------------
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             5.62625%
      Investor Monthly Interest Due             254,353.39       3,562,053.39
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due               254,353.39       3,562,053.39
      Investor  Default Amount Due              190,043.84       2,714,912.00
      Investor Monthly Fees Due                  81,812.50       1,168,750.00
      Investor Additional Fees Due                   0.00               0.00
      Total                                     526,209.73       7,445,715.38
      ------------------------------------------------------------------------
      Reallocated Investor Finance                              10,959,725.42
      Charge Collections
      Interest/Principal/Spread                                        482.56
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                  13.19%
      Base Rate                                                         7.57%
      ------------------------------------------------------------------------

      Application of Collections           CIA Investor          Total
      Available Funds                           767,180.78      10,960,207.98
      Monthly Interest Paid                           0.00       3,307,700.00
      Investor Default Amount Paid                    0.00       2,361,973.44
      Excess Spread                             767,180.78       5,290,534.54
      ------------------------------------------------------------------------
      Monthly Interest Shortfall                                         0.00
      Investor Default Amount Shortfall                            162,894.72
      Required Amount                                              162,894.72
      ------------------------------------------------------------------------
      Monthly Interest Paid                     254,353.39         254,353.39
      Investor Default Paid                     190,043.84         352,938.56
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid                                         1,168,750.00
      Excess Finance Charge Collections                          3,514,492.60
      ------------------------------------------------------------------------
      Reallocated Principal                           0.00               0.00
      Monthly Interest Paid
      Investor Default Paid                                              0.00
      ------------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                           0.00
      ------------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit                                  0.00
      Principal Funding Account Balance                                  0.00
      ------------------------------------------------------------------------
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         52,500,000.00     750,000,000.00
      Interest Distribution                     254,353.39         254,353.39
      Principal Distribution                          0.00               0.00
      Total Distribution                        254,353.39         254,353.39
      Ending Certificate Balance             52,500,000.00     750,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  4.8448
      Certificate
      Interest Distribution Per 1,000               4.8448
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate

      1st   Collection Accounts Deposit                          3,094,300.00
      2nd Collection Accounts Deposit                            3,307,700.00
      3rd Collection Accounts Deposit                                    0.00
      Quarterly Interest Distribution                            6,402,000.00


      Delinquencies                            61-90             91-120

      Number of Accounts                            36,109             25,705
      Balance of Accounts                      107,610,897         79,907,870

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Monthly Trust Activity                Transferor           Series
                                             Interest         Allocations
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage                                      6.38%
      Beginning Invested /Transferor        197,430,935.00     947,430,935.00
      Amount
      Adjusted Invested /Transferor         197,430,935.00     947,430,935.00
      Amount
      Floating Allocation Percentage           20.8385570%       100.0000000%
      Principal Allocation Percentage          20.8385570%       100.0000000%
      Finance Charge Collections              2,808,252.15      13,476,231.37
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  31,114,307.49     149,311,238.59
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  714,676.82       3,429,588.82
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 67,530.69         324,066.06
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    177,686,526.23     927,686,526.23
      ------------------------------------------------------------------------

      Delinquencies                            121+              Total

      Number of Accounts                            32,178            375,222
      Balance of Accounts                      105,893,478     988,340,021.72

      Monthly Trust Activity                   Trust
                                              Totals
      Beginning Principal  Receivables   14,843,084,648.30
      Balance
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,843,084,648.30
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            211,127,624.83
      Total Yield                                   17.07%
      Trust Portfolio Yield                         13.14%
      Principal Collections               2,339,209,404.59
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          15.76%
      Defaults                               53,730,224.83
      Monthly Default Rate                           4.34%
      Net Monthly Default Rate                       3.93%
      Recoveries                              5,077,034.87
      Adjustments                            19,913,254.82
      New Receivables                     2,103,523,813.54
      Ending Principal  Receivables      14,533,755,577.60
      Balance
      Minimum Series Required Balance       802,500,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,533,755,577.60

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,533,755,577.60
      -----------------------------------------------------
      Group I Information                   Group Total
      Invested Amount                     3,750,000,000.00
      Average Rate                                5.46092%
      Investor Finance Charge                54,622,572.94
      Collections
      Investor Principal Collections        590,984,655.49
      Investor Default Amount Due            13,574,560.00
      Investor Monthly Interest Due          17,634,212.76
      Investor Monthly Fees Due               5,843,750.00
      Investor Additional Amounts Due                 0.00
      -----------------------------------------------------

Group:                                   Group 1
Series:                                  Series 1995-3
Supplement Date:                         15-Nov-95


MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1995-3

          Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 09/17/99 with respect to the performance of the Trust during the month of 08/01/99 to 08/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                      $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1 above, per $1,000 original
      certificate principal amount                                     $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                             $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                     $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the Class A Certificates exceeds the
      Class A Invested Amount after giving
      effect to all transactions on such
      Distribution Date                                                $0.00

 C)   Information regarding
      distributions in
      respect of the Class B Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class B
      Certificates, per $1,000 original
      certificate principal amount                                     $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Class B Invested Amount                            $0.00

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth in paragraph 1 above, per $1,000
      original certificate principal amount                            $0.00
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                          $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                     $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the Class B Certificates exceeds the
      Class B Invested Amount after giving
      effect to all transactions on such
      Distribution Date                                                $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect of interest on the Collateral
      Invested Amount                                            $254,353.39
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect of principal on the Collateral
      Invested Amount                                                  $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to clauses (c), (d), and (e) of the
      definition of Collateral Invested Amount                         $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                       $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By:     /s/  Thomas F. Donahue
                                         -------------------------------------
                                         Name:   Thomas F. Donahue
                                         Title:   Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $14,843,084,648.30
Receivables:
Beginning of the Month Finance Charge                        $356,594,723.57
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total                               $15,199,679,371.87
Receivables:


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                    $14,533,755,577.60
End of the Month Finance Charge                              $372,621,462.13
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                        $14,906,377,039.73


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                      $11,750,000,000.00
Trust Series)

End of the Month Total Transferor Amount                   $3,156,377,039.73


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $159,544,670.15
   61-90 Days Delinquent                                     $107,610,896.70
   91+ Days Delinquent                                       $185,801,347.76

   Total 31+ Days Delinquent                                 $452,956,914.61

Defaulted Accounts During the Month                           $53,730,224.83

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $652,500,000
Class B Initial Invested Amount               $45,000,000
Collateral Initial Invested Amount            $52,500,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                   $652,500,000.00
Class B Invested Amount                    $45,000,000.00
Collateral Invested Amount                 $52,500,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount          $652,500,000.00
Class B Adjusted Invested Amount           $45,000,000.00
Collateral Invested Amount                 $52,500,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,168,750.00


INVESTOR DEFAULT AMOUNT                                        $2,714,912.00


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.46092%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $54,622,572.94
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $13,574,560.00
GROUP 1 INVESTOR MONTHLY FEES                                  $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                             $17,634,212.76


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                    6.38%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                       $13,476,231.37
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED                             $3,429,588.82
AMOUNT
SERIES 1995-3  MONTHLY FEES                                    $1,168,750.00
SERIES 1995-3  ALLOCABLE PRINCIPAL                           $149,311,238.59
COLLECTIONS
SERIES 1995-3  REQUIRED TRANSFEROR                            $52,500,000.00
AMOUNT
FLOATING ALLOCATION PERCENTAGE                                         79.16%

INVESTOR FINANCE CHARGE COLLECTIONS                           $10,667,979.22
INVESTOR DEFAULT AMOUNT                                        $2,714,912.00
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $10,959,725.42
PRINCIPAL ALLOCATIONS PERCENTAGE                                       79.16%
AVAILABLE PRINCIPAL COLLECTIONS                              $118,196,931.10


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of          $9,535,443.68
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                  $9,535,443.68

   Class A Monthly Interest                 $3,090,312.50
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $2,361,973.44
TOTAL CLASS A EXCESS SPREAD                                    $4,083,157.74

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                          $657,583.53

   Class B Monthly Interest                   $217,387.50
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                      $440,196.03

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $767,180.78
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $767,180.78

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,290,534.54

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge Offs
Excess Spread Applied to Class B                                 $162,894.72
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                              $254,353.39
Monthly Interest
Excess Spread Applied to Unpaid Monthly                        $1,168,750.00
Servicing Fee
Excess Spread Applied Collateral                                 $190,043.84
Default Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses (c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,514,492.60

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                  $54,581,284.90
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            7.57%                  1
Base Rate (Prior Month)                              7.33%                  1
Base Rate (Two Months Ago)                           7.55%                  1
THREE MONTH AVERAGE BASE RATE                                           7.48%

Series Adj Portfolio Yield (Curr Month)             13.19%                  1
      AUG : (22 posting days / 5 Mondays)
Series Adj Portfolio Yield (Prior Month)            12.76%                  1
      JULY : (22 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)              12.04%                  1
      JUNE : (22 posting days / 4 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED                                    12.66%
PORTFOLIO YIELD


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections          $102,831,330.05

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections            $7,091,815.87

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $8,273,785.18

AVAILABLE PRINCIPAL COLLECTIONS           $118,196,931.10

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $118,196,931.10
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By:      /s/  Thomas F. Donahue
                                         -------------------------------------
                                         Name:   Thomas F. Donahue
                                         Title:  Servicing Officer

      Exhibit 20.3
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1996-1

      Monthly Report                             31-Aug-99
      Distribution Date                          17-Sep-99
      ------------------------------------------------------------------------

      Monthly Trust Activity                  Class A           Class B

      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        850,000,000.00      80,000,000.00
      Amount
      Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
      Amount
      Floating Allocation Percentage           85.0000000%         8.0000000%
      Principal Allocation Percentage          85.0000000%         8.0000000%
      Finance Charge Collections             12,090,376.45       1,137,917.78
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 133,956,521.91      12,607,672.65
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                3,076,900.27         289,590.61
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                290,740.08          27,363.77
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                              0.00
      Charged-Off Principal                           0.00               0.00
      Reimbursed Principal                            0.00               0.00
      Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
      ------------------------------------------------------------------------
      Group I Information                  Series 1995-3     Series 1996-1
      Invested Amount                       750,000,000.00   1,000,000,000.00
      Average Rate                                5.51544%           5.45919%
      Investor Finance Charge                10,924,514.59      14,566,019.45
      Collections
      Investor Principal Collections        118,196,931.10     157,595,908.13
      Investor Default Amount Due             2,714,912.00       3,619,882.67
      Investor Monthly Interest Due           3,562,053.39       4,700,967.01
      Investor Monthly Fees Due               1,168,750.00       1,558,333.33
      Investor Additional Amounts Due                 0.00               0.00
      ------------------------------------------------------------------------
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             5.43500%           5.57000%
      Investor Monthly Interest Due           3,978,118.06         383,711.11
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due             3,978,118.06         383,711.11
      Investor  Default Amount Due            3,076,900.27         289,590.61
      Investor Monthly Fees Due               1,324,583.33         124,666.67
      Investor Additional Fees Due                   0.00               0.00
      Total                                   8,379,601.66         797,968.39
      ------------------------------------------------------------------------

      Reallocated Investor Finance
      Charge Collections
      Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      ------------------------------------------------------------------------
      Application of Collections              Class A           Class B
      Available Funds                        12,380,487.11       1,165,162.38
      Monthly Interest Paid                   3,978,118.06         383,711.11
      Investor Default Amount Paid            3,076,900.27               0.00
      Excess Spread                           5,325,468.79         781,451.27
      ------------------------------------------------------------------------
      Monthly Interest Shortfall                      0.00               0.00
      Investor Default Amount Shortfall               0.00         289,590.61
      Required Amount                                 0.00         289,590.61
      ------------------------------------------------------------------------
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00         289,590.61
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      ------------------------------------------------------------------------
      Reallocated Principal                                              0.00
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00               0.00
      ------------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00               0.00
      Principal Charge-Offs                           0.00               0.00
      ------------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      ------------------------------------------------------------------------
      Certificates                            Class A           Class B
      Beginning Certificates Balance        850,000,000.00      80,000,000.00
      Interest Distribution                           0.00               0.00
      Principal Distribution                          0.00               0.00
      Total Distribution                              0.00               0.00
      Ending Certificate Balance            850,000,000.00      80,000,000.00
      Pool Factor                              100.000000%        100.000000%
      Total Distribution Per 1,000                  0.0000             0.0000
      Certificate
      Interest Distribution Per 1,000               0.0000             0.0000
      Certificate
      Principal Distribution Per 1,000              0.0000             0.0000
      Certificate

      1st   Collection Account Deposit        3,721,465.28         358,955.56
      2nd Collection Accounts Deposit         3,978,118.06         383,711.11
      3rd Collection Accounts Deposit                 0.00               0.00
      Quarterly Interest Distribution         7,699,583.34         742,666.67


      Delinquencies                            1-30              31-60

      Number of Accounts                           220,887             60,343
      Balance of Accounts                      535,383,107        159,544,670

      31+Days Delinquency Rate                                        3.0516%

      Change in Account Owner Retained                                0.0000%
      Interest

      Prior Month Account Owner                                       0.0000%
      Retained Interest Factor
      Current Month Account Owner                                     0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor         Investor
                                                                Interest
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
      Amount
      Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
      Amount
      Floating Allocation Percentage            7.0000000%        79.1614430%
      Principal Allocation Percentage           7.0000000%        79.1614430%
      Finance Charge Collections                995,678.06      14,223,972.30
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  11,031,713.57     157,595,908.13
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  253,391.79       3,619,882.67
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 23,943.30         342,047.15
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                           0.00
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
      ------------------------------------------------------------------------
      Group I Information                  Series 1996-3     Series 1997-1
      Invested Amount                     1,000,000,000.00   1,000,000,000.00
      Average Rate                                5.30049%           5.58219%
      Investor Finance Charge                14,566,019.45      14,566,019.45
      Collections
      Investor Principal Collections        157,595,908.13     157,595,908.13
      Investor Default Amount Due             3,619,882.67       3,619,882.67
      Investor Monthly Interest Due           4,564,308.68       4,806,883.68
      Investor Monthly Fees Due               1,558,333.33       1,558,333.33
      Investor Additional Amounts Due                 0.00               0.00
      ------------------------------------------------------------------------
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             5.62625%
      Investor Monthly Interest Due             339,137.85       4,700,967.01
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due               339,137.85       4,700,967.01
      Investor  Default Amount Due              253,391.79       3,619,882.67
      Investor Monthly Fees Due                 109,083.33       1,558,333.33
      Investor Additional Fees Due                   0.00               0.00
      Total                                     701,612.97       9,879,183.01
      ------------------------------------------------------------------------

      Reallocated Investor Finance                              14,564,529.73
      Charge Collections
      Interest/Principal/Spread                                        636.84
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                  13.13%
      Base Rate                                                         7.51%
      ------------------------------------------------------------------------
      Application of Collections           CIA Investor          Total
      Available Funds                         1,019,517.08      14,565,166.57
      Monthly Interest Paid                           0.00       4,361,829.17
      Investor Default Amount Paid                    0.00       3,076,900.27
      Excess Spread                           1,019,517.08       7,126,437.14
      ------------------------------------------------------------------------
      Monthly Interest Shortfall                                         0.00
      Investor Default Amount Shortfall                            289,590.61
      Required Amount                                              289,590.61
      ------------------------------------------------------------------------
      Monthly Interest Paid                     339,137.85         339,137.85
      Investor Default Paid                     253,391.79         542,982.40
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid                                         1,558,333.33
      Excess Finance Charge Collections                          4,685,983.56
      ------------------------------------------------------------------------
      Reallocated Principal                           0.00               0.00
      Monthly Interest Paid
      Investor Default Paid                                              0.00
      ------------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                           0.00
      ------------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit                                  0.00
      Principal Funding Account Balance                                  0.00
      ------------------------------------------------------------------------
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
      Interest Distribution                     339,137.85         339,137.85
      Principal Distribution                          0.00               0.00
      Total Distribution                        339,137.85         339,137.85
      Ending Certificate Balance             70,000,000.00   1,000,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  4.8448
      Certificate
      Interest Distribution Per 1,000               4.8448
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate

      1st   Collection Account Deposit                           4,080,420.84
      2nd Collection Accounts Deposit                            4,361,829.17
      3rd Collection Accounts Deposit                                    0.00
      Quarterly Interest Distribution                            8,442,250.01


      Delinquencies                            61-90             91-120

      Number of Accounts                            36,109             25,705
      Balance of Accounts                      107,610,897         79,907,870

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Monthly Trust Activity                Transferor           Series
                                             Interest         Allocations
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage                                      8.51%
      Beginning Invested /Transferor        263,241,246.66   1,263,241,246.66
      Amount
      Adjusted Invested /Transferor         263,241,246.66   1,263,241,246.66
      Amount
      Floating Allocation Percentage           20.8385570%       100.0000000%
      Principal Allocation Percentage          20.8385570%       100.0000000%
      Finance Charge Collections              3,744,336.20      17,968,308.50
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  41,485,743.33     199,081,651.45
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  952,902.43       4,572,785.09
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 90,040.92         432,088.07
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    236,915,368.31   1,236,915,368.31
      ------------------------------------------------------------------------

      Delinquencies                            121+              Total

      Number of Accounts                            32,178            375,222
      Balance of Accounts                      105,893,478     988,340,021.72

      Monthly Trust Activity                   Trust
                                              Totals
      Beginning Principal  Receivables   14,843,084,648.30
      Balance
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,843,084,648.30
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            211,127,624.83
      Total Yield                                   17.07%
      Trust Portfolio Yield                         13.14%
      Principal Collections               2,339,209,404.59
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          15.76%
      Defaults                               53,730,224.83
      Monthly Default Rate                           4.34%
      Net Monthly Default Rate                       3.93%
      Recoveries                              5,077,034.87
      Adjustments                            19,913,254.82
      New Receivables                     2,103,523,813.54
      Ending Principal  Receivables      14,533,755,577.60
      Balance
      Minimum Series Required Balance     1,070,000,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,533,755,577.60

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,533,755,577.60
      -----------------------------------

      Group I Information                   Group Total
      Invested Amount                     3,750,000,000.00
      Average Rate                                5.46092%
      Investor Finance Charge                54,622,572.94
      Collections
      Investor Principal Collections        590,984,655.49
      Investor Default Amount Due            13,574,560.00
      Investor Monthly Interest Due          17,634,212.76
      Investor Monthly Fees Due               5,843,750.00
      Investor Additional Amounts Due                 0.00
      -----------------------------------------------------

Group:                                   Group 1
Series:                                  Series 1996-1
Supplement Date:                         30-Apr-96

MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1996-1

          Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 09/17/99 with respect to the performance of the Trust during the month of 08/01/99 to 08/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                      $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1 above, per $1,000 original
      certificate principal amount                                     $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge Offs                          $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                     $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the Class A Certificates exceeds the
      Class A Invested Amount after giving
      effect to all transactions on such
      Distribution Date                                                $0.00

 C)   Information regarding
      distributions in
      respect of the Class B  Certificates,
      per $1,000 original certificate principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class B
      Certificates, per $1,000 original
      certificate principal amount                                     $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses(c), (d), and (e) of the
      definition of Class B Invested Amount                            $0.00

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth in paragraph 1 above, per $1,000
      original certificate principal                                   $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                          $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                     $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the Class B Certificates exceeds the
      Class B Invested Amount after giving
      effect to all transactions on such
      Distribution Date                                                $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect of interest on the Collateral
      Invested Amount                                            $339,137.85
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect of principal on the Collateral
      Invested Amount                                                  $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to clauses (c), (d), and (e) of the
      definition of Collateral Invested Amount                         $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                       $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By:        /s/  Thomas F. Donahue
                                         -------------------------------------
                                         Name:      Thomas F. Donahue
                                         Title:     Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $14,843,084,648.30
Receivables:
Beginning of the Month Finance Charge                        $356,594,723.57
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total                               $15,199,679,371.87
Receivables:


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                    $14,533,755,577.60
End of the Month Finance Charge                              $372,621,462.13
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                        $14,906,377,039.73


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                      $11,750,000,000.00
Trust Series)

End of the Month Total Transferor Amount                   $3,156,377,039.73


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $159,544,670.15
   61-90 Days Delinquent                                     $107,610,896.70
   91+ Days Delinquent                                       $185,801,347.76

   Total 31+ Days Delinquent                                 $452,956,914.61

Defaulted Accounts During the Month                           $53,730,224.83

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,558,333.33


INVESTOR DEFAULT AMOUNT                                        $3,619,882.67


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.46092%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $54,622,572.94
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $13,574,560.00
GROUP 1 INVESTOR MONTHLY FEES                                  $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                             $17,634,212.76


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                     8.51%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                        $17,968,308.50
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                       $4,572,785.09
SERIES 1996-1 MONTHLY FEES                                     $1,558,333.33
SERIES 1996-1 ALLOCABLE PRINCIPAL                            $199,081,651.45
COLLECTIONS
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         79.16%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,223,972.30
INVESTOR DEFAULT AMOUNT                                        $3,619,882.67
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $14,564,529.73
PRINCIPAL ALLOCATIONS PERCENTAGE                                       79.16%
AVAILABLE PRINCIPAL COLLECTIONS                              $157,595,908.13


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of         $12,380,487.11
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,380,487.11

   Class A Monthly Interest                 $3,978,118.06
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,076,900.27
TOTAL CLASS A EXCESS SPREAD                                    $5,325,468.79

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,165,162.38

   Class B Monthly Interest                   $383,711.11
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                      $781,451.27

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,019,517.08
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,019,517.08

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $7,126,437.14

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge Offs
Excess Spread Applied to Class B                                 $289,590.61
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                              $339,137.85
Monthly Interest
Excess Spread Applied to Unpaid Monthly                        $1,558,333.33
Servicing Fee
Excess Spread Applied Collateral                                 $253,391.79
Default Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses (c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,685,983.56

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                  $54,581,284.90
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            7.51%                  1
Base Rate (Prior Month)                              7.27%                  1
Base Rate (Two Months Ago)                           7.49%                  1
THREE MONTH AVERAGE BASE RATE                                           7.42%

Series Adj Portfolio Yield (Curr Month)             13.13%                  1
      AUG : (22 posting days / 5 Mondays)
Series Adj Portfolio Yield (Prior Month)            12.71%                  1
      JULY : (22 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)              11.98%                  1
      JUNE : (22 posting days / 4 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED                                    12.61%
PORTFOLIO YIEDLD


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections          $133,956,521.91

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections           $12,607,672.65

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections        $11,031,713.57


AVAILABLE PRINCIPAL COLLECTIONS           $157,595,908.13

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $157,595,908.13
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By:     /s/  Thomas F. Donahue
                                         -------------------------------------
                                         Name:   Thomas F. Donahue
                                         Title:  Servicing Officer

      Exhibit 20.4
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1996-3

      Monthly Report                             31-Aug-99
      Distribution Date                          17-Sep-99
      ------------------------------------------------------------------------

      Monthly Trust Activity                  Class A           Class B

      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        850,000,000.00      80,000,000.00
      Amount
      Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
      Amount
      Floating Allocation Percentage           85.0000000%         8.0000000%
      Principal Allocation Percentage          85.0000000%         8.0000000%
      Finance Charge Collections             12,090,376.45       1,137,917.78
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 133,956,521.91      12,607,672.65
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                3,076,900.27         289,590.61
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                290,740.08          27,363.77
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                              0.00
      Charged-Off Principal                           0.00               0.00
      Reimbursed Principal                            0.00               0.00
      Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
      ------------------------------------------------------------------------
      Group I Information                  Series 1995-3     Series 1996-1
      Invested Amount                       750,000,000.00   1,000,000,000.00
      Average Rate                                5.51544%           5.45919%
      Investor Finance Charge                10,924,514.59      14,566,019.45
      Collections
      Investor Principal Collections        118,196,931.10     157,595,908.13
      Investor Default Amount Due             2,714,912.00       3,619,882.67
      Investor Monthly Interest Due           3,562,053.39       4,700,967.01
      Investor Monthly Fees Due               1,168,750.00       1,558,333.33
      Investor Additional Amounts Due                 0.00               0.00
      ------------------------------------------------------------------------
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             5.25500%           5.45500%
      Investor Monthly Interest Due           3,846,368.06         375,788.89
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due             3,846,368.06         375,788.89
      Investor  Default Amount Due            3,076,900.27         289,590.61
      Investor Monthly Fees Due               1,324,583.33         124,666.67
      Investor Additional Fees Due                   0.00               0.00
      Total                                   8,247,851.66         790,046.17

      ------------------------------------------------------------------------
      Reallocated Investor Finance
      Charge Collections
      Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      ------------------------------------------------------------------------
      Application of Collections              Class A           Class B
      Available Funds                        12,281,965.44       1,154,229.71
      Monthly Interest Paid                   3,846,368.06         375,788.89
      Investor Default Amount Paid            3,076,900.27               0.00
      Excess Spread                           5,358,697.11         778,440.82
      ------------------------------------------------------------------------
      Monthly Interest Shortfall                      0.00               0.00
      Investor Default Amount Shortfall               0.00         289,590.61
      Required Amount                                 0.00         289,590.61
      ------------------------------------------------------------------------
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00         289,590.61
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      ------------------------------------------------------------------------
      Reallocated Principal                                              0.00
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00               0.00
      ------------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00               0.00
      Principal Charge-Offs                           0.00               0.00
      ------------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      ------------------------------------------------------------------------
      Certificates                            Class A           Class B
      Beginning Certificates Balance        850,000,000.00      80,000,000.00
      Interest Distribution                  11,415,027.78       1,115,244.44
      Principal Distribution                          0.00               0.00
      Total Distribution                     11,415,027.78       1,115,244.44
      Ending Certificate Balance            850,000,000.00      80,000,000.00
      Pool Factor                              100.000000%        100.000000%
      Total Distribution Per 1,000                 13.4294            13.9406
      Certificate
      Interest Distribution Per 1,000              13.4294            13.9406
      Certificate
      Principal Distribution Per 1,000              0.0000             0.0000
      Certificate

      1st   Collection Account Deposit        3,970,444.44         387,911.11
      2nd Collection Accounts Deposit         3,598,215.28         351,544.44
      3rd Collection Accounts Deposit         3,846,368.06         375,788.89
      Quarterly Interest Distribution        11,415,027.78       1,115,244.44


      Delinquencies                            1-30              31-60

      Number of Accounts                           220,887             60,343
      Balance of Accounts                      535,383,107        159,544,670

      31+Days Delinquency Rate                                        3.0516%

      Change in Account Owner Retained                                0.0000%
      Interest

      Prior Month Account Owner                                       0.0000%
      Retained Interest Factor
      Current Month Account Owner                                     0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor         Investor
                                                                Interest
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
      Amount
      Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
      Amount
      Floating Allocation Percentage            7.0000000%        79.1614430%
      Principal Allocation Percentage           7.0000000%        79.1614430%
      Finance Charge Collections                995,678.06      14,223,972.30
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  11,031,713.57     157,595,908.13
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  253,391.79       3,619,882.67
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 23,943.30         342,047.15
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                           0.00
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
      ------------------------------------------------------------------------
      Group I Information                  Series 1996-3     Series 1997-1
      Invested Amount                     1,000,000,000.00   1,000,000,000.00
      Average Rate                                5.30049%           5.58219%
      Investor Finance Charge                14,566,019.45      14,566,019.45
      Collections
      Investor Principal Collections        157,595,908.13     157,595,908.13
      Investor Default Amount Due             3,619,882.67       3,619,882.67
      Investor Monthly Interest Due           4,564,308.68       4,806,883.68
      Investor Monthly Fees Due               1,558,333.33       1,558,333.33
      Investor Additional Amounts Due                 0.00               0.00
      ------------------------------------------------------------------------
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             5.67625%
      Investor Monthly Interest Due             342,151.74       4,564,308.68
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due               342,151.74       4,564,308.68
      Investor  Default Amount Due              253,391.79       3,619,882.67
      Investor Monthly Fees Due                 109,083.33       1,558,333.33
      Investor Additional Fees Due                   0.00               0.00
      Total                                     704,626.86       9,742,524.68
      ------------------------------------------------------------------------

      Reallocated Investor Finance                              14,427,871.40
      Charge Collections
      Interest/Principal/Spread                                     18,274.75
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                  12.99%
      Base Rate                                                         7.35%
      ------------------------------------------------------------------------
      Application of Collections           CIA Investor          Total
      Available Funds                         1,009,951.00      14,446,146.15
      Monthly Interest Paid                           0.00       4,222,156.94
      Investor Default Amount Paid                    0.00       3,076,900.27
      Excess Spread                           1,009,951.00       7,147,088.93
      ------------------------------------------------------------------------
      Monthly Interest Shortfall                                         0.00
      Investor Default Amount Shortfall                            289,590.61
      Required Amount                                              289,590.61
      ------------------------------------------------------------------------
      Monthly Interest Paid                     342,151.74         342,151.74
      Investor Default Paid                     253,391.79         542,982.40
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid                                         1,558,333.33
      Excess Finance Charge Collections                          4,703,621.47
      ------------------------------------------------------------------------
      Reallocated Principal                           0.00               0.00
      Monthly Interest Paid
      Investor Default Paid                                              0.00
      ------------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                           0.00
      ------------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit                                  0.00
      Principal Funding Account Balance                                  0.00
      ------------------------------------------------------------------------
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
      Interest Distribution                     342,151.74      12,872,423.95
      Principal Distribution                          0.00               0.00
      Total Distribution                        342,151.74      12,872,423.95
      Ending Certificate Balance             70,000,000.00   1,000,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  4.8879
      Certificate
      Interest Distribution Per 1,000               4.8879
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate

      1st   Collection Account Deposit                           4,358,355.55
      2nd Collection Accounts Deposit                            3,949,759.72
      3rd Collection Accounts Deposit                            4,222,156.94
      Quarterly Interest Distribution                           12,530,272.21


      Delinquencies                            61-90             91-120

      Number of Accounts                            36,109             25,705
      Balance of Accounts                      107,610,897         79,907,870

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Monthly Trust Activity                Transferor           Series
                                             Interest         Allocations
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage                                      8.51%
      Beginning Invested /Transferor        263,241,246.66   1,263,241,246.66
      Amount
      Adjusted Invested /Transferor         263,241,246.66   1,263,241,246.66
      Amount
      Floating Allocation Percentage           20.8385570%       100.0000000%
      Principal Allocation Percentage          20.8385570%       100.0000000%
      Finance Charge Collections              3,744,336.20      17,968,308.50
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  41,485,743.33     199,081,651.45
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  952,902.43       4,572,785.09
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 90,040.92         432,088.07
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    236,915,368.31   1,236,915,368.31
      ------------------------------------------------------------------------


      Delinquencies                            121+              Total

      Number of Accounts                            32,178            375,222
      Balance of Accounts                      105,893,478     988,340,021.72

      Monthly Trust Activity                   Trust
                                              Totals
      Beginning Principal  Receivables   14,843,084,648.30
      Balance
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,843,084,648.30
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            211,127,624.83
      Total Yield                                   17.07%
      Trust Portfolio Yield                         13.14%
      Principal Collections               2,339,209,404.59
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          15.76%
      Defaults                               53,730,224.83
      Monthly Default Rate                           4.34%
      Net Monthly Default Rate                       3.93%
      Recoveries                              5,077,034.87
      Adjustments                            19,913,254.82
      New Receivables                     2,103,523,813.54
      Ending Principal  Receivables      14,533,755,577.60
      Balance
      Minimum Series Required Balance     1,070,000,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,533,755,577.60

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,533,755,577.60
      -----------------------------------

      Group I Information                   Group Total
      Invested Amount                     3,750,000,000.00
      Average Rate                                5.46092%
      Investor Finance Charge                54,622,572.94
      Collections
      Investor Principal Collections        590,984,655.49
      Investor Default Amount Due            13,574,560.00
      Investor Monthly Interest Due          17,634,212.76
      Investor Monthly Fees Due               5,843,750.00
      Investor Additional Amounts Due                 0.00
      -----------------------------------------------------

Group:                                   Group 1
Series:                                  Series 1996-3
Supplement Date:                         17-Sep-96

MONTHLY STATEMENT

UNIVERSAL CARD MASTER TRUST
SERIES 1996-3

          Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 09/17/99 with respect to the performance of the Trust during the month of 08/01/99 to 08/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                              $13.42944444

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                              $13.42944444

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                      $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1 above, per $1,000 original
      certificate principal amount                                     $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                             $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                     $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the Class A Certificates exceeds the
      Class A Invested Amount after giving
      effect to all transactions on such
      Distribution Date                                                $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates, per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                              $13.94055549
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                              $13.94055549
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class B
      Certificates, per $1,000 original
      certificate principal amount                                     $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of  Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of
      Class B Invested Amount                                          $0.00

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth in paragraph 1 above, per $1,000
      original certificate principal                                   $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                          $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                     $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the Class B Certificates exceeds the
      Class B Invested Amount after giving
      effect to all transactions on such
      Distribution Date                                                $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect of interest on the Collateral
      Invested Amount                                            $342,151.74
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect of principal on the Collateral
      Invested Amount                                                  $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                           $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                       $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                          By:        /s/  Thomas F.Donahue
                                         -------------------------------------
                                          Name:     Thomas F. Donahue
                                          Title:    Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $14,843,084,648.30
Receivables:
Beginning of the Month Finance Charge                        $356,594,723.57
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total                               $15,199,679,371.87
Receivables:


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                    $14,533,755,577.60
End of the Month Finance Charge                              $372,621,462.13
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                        $14,906,377,039.73


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                      $11,750,000,000.00
Trust Series)

End of the Month Total Transferor Amount                   $3,156,377,039.73


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $159,544,670.15
   61-90 Days Delinquent                                     $107,610,896.70
   91+ Days Delinquent                                       $185,801,347.76

   Total 31+ Days Delinquent                                 $452,956,914.61

Defaulted Accounts During the Month                           $53,730,224.83

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,558,333.33


INVESTOR DEFAULT AMOUNT                                        $3,619,882.67


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.46092%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $54,622,572.94
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $13,574,560.00
GROUP 1 INVESTOR MONTHLY FEES                                  $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                             $17,634,212.76


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                     8.51%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                        $17,968,308.50
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                       $4,572,785.09
SERIES 1996-3 MONTHLY FEES                                     $1,558,333.33
SERIES 1996-3 ALLOCABLE PRINCIPAL                            $199,081,651.45
COLLECTIONS
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         79.16%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,223,972.30
INVESTOR DEFAULT AMOUNT                                        $3,619,882.67
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $14,427,871.40
PRINCIPAL ALLOCATIONS PERCENTAGE                                       79.16%
AVAILABLE PRINCIPAL COLLECTIONS                              $157,595,908.13


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of         $12,281,965.44
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,281,965.44

   Class A Monthly Interest                 $3,846,368.06
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,076,900.27
TOTAL CLASS A EXCESS SPREAD                                    $5,358,697.11

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,154,229.71

   Class B Monthly Interest                   $375,788.89
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                      $778,440.82

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,009,951.00
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,009,951.00

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $7,147,088.93

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge Offs
Excess Spread Applied to Class B                                 $289,590.61
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                              $342,151.74
Monthly Interest
Excess Spread Applied to Unpaid Monthly                        $1,558,333.33
Servicing Fee
Excess Spread Applied Collateral                                 $253,391.79
Default Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses (c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,703,621.47

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                  $54,581,284.90
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            7.35%                  1
Base Rate (Prior Month)                              7.12%                  1
Base Rate (Two Months Ago)                           7.63%                  1
THREE MONTH AVERAGE BASE RATE                                           7.37%

Series Adj Portfolio Yield (Curr Month)             12.99%                  1
      AUG : (22 posting days / 5  Mondays)
Series Adj Portfolio Yield (Prior Month)            12.51%                  1
      JULY : (22 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)              12.14%                  1
      JUNE : (22 posting days / 4 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED                                    12.55%
PORTFOLIO YIELD


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections          $133,956,521.91

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections           $12,607,672.65

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections        $11,031,713.57

AVAILABLE PRINCIPAL COLLECTIONS           $157,595,908.13

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $157,595,908.13
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By:    /s/  Thomas F. Donahue
                                         -------------------------------------
                                         Name:   Thomas F. Donahue
                                         Title:  Servicing Officer

      Exhibit 20.5
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1997-1

      Monthly Report                             31-Aug-99
      Distribution Date                          17-Sep-99

      Monthly Trust Activity                  Class A           Class B

      ------------------------------------------------------------------------
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        850,000,000.00      80,000,000.00
      Amount
      Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
      Amount
      Floating Allocation Percentage           85.0000000%         8.0000000%
      Principal Allocation Percentage          85.0000000%         8.0000000%
      Finance Charge Collections             12,090,376.45       1,137,917.78
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 133,956,521.91      12,607,672.65
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                3,076,900.27         289,590.61
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                290,740.08          27,363.77
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                              0.00
      Charged-Off Principal                           0.00               0.00
      Reimbursed Principal                            0.00               0.00
      Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
      Group I Information                  Series 1995-3     Series 1996-1
      Invested Amount                       750,000,000.00   1,000,000,000.00
      Average Rate                                5.51544%           5.45919%
      Investor Finance Charge                10,924,514.59      14,566,019.45
      Collections
      Investor Principal Collections        118,196,931.10     157,595,908.13
      Investor Default Amount Due             2,714,912.00       3,619,882.67
      Investor Monthly Interest Due           3,562,053.39       4,700,967.01
      Investor Monthly Fees Due               1,168,750.00       1,558,333.33
      Investor Additional Amounts Due                 0.00               0.00
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             5.55500%           5.74500%
      Investor Monthly Interest Due           4,065,951.39         395,766.67
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due             4,065,951.39         395,766.67
      Investor  Default Amount Due            3,076,900.27         289,590.61
      Investor Monthly Fees Due               1,324,583.33         124,666.67
      Investor Additional Fees Due                   0.00               0.00
      Total                                   8,467,434.99         810,023.95

      Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      Application of Collections              Class A           Class B
      Available Funds                        12,504,215.73       1,173,635.71
      Monthly Interest Paid                   4,065,951.39         395,766.67
      Investor Default Amount Paid            3,076,900.27               0.00
      Excess Spread                           5,361,364.07         777,869.04
      Monthly Interest Shortfall                      0.00               0.00
      Investor Default Amount Shortfall               0.00         289,590.61
      Required Amount                                 0.00         289,590.61
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00         289,590.61
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      Reallocated Principal                                              0.00
      Monthly Interest Paid                           0.00               0.00
      Investor Default Paid                           0.00               0.00
      Outstanding Monthly Interest                    0.00               0.00
      Principal Charge-Offs                           0.00               0.00
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      Certificates                            Class A           Class B
      Beginning Certificates Balance        850,000,000.00      80,000,000.00
      Interest Distribution                           0.00               0.00
      Principal Distribution                          0.00               0.00
      Total Distribution                              0.00               0.00
      Ending Certificate Balance            850,000,000.00      80,000,000.00
      Pool Factor                              100.000000%        100.000000%
      Total Distribution Per 1,000                  0.0000             0.0000
      Certificate
      Interest Distribution Per 1,000               0.0000             0.0000
      Certificate
      Principal Distribution Per 1,000              0.0000             0.0000
      Certificate

      1st   Collection Account Deposit        4,065,951.39         395,766.67
      2nd Collection Accounts Deposit                 0.00               0.00
      3rd Collection Accounts Deposit                 0.00               0.00
      Quarterly Interest Distribution         4,065,951.39         395,766.67


      Delinquencies                            1-30              31-60

      Number of Accounts                           220,887             60,343
      Balance of Accounts                      535,383,107        159,544,670

      31+Days Delinquency Rate                                        3.0516%

      Change in Account Owner Retained                                0.0000%
      Interest

      Prior Month Account Owner                                       0.0000%
      Retained Interest Factor
      Current Month Account Owner                                     0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor         Investor
                                                                Interest
      ------------------------------------------------------------------------
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
      Amount
      Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
      Amount
      Floating Allocation Percentage            7.0000000%        79.1614430%
      Principal Allocation Percentage           7.0000000%        79.1614430%
      Finance Charge Collections                995,678.06      14,223,972.30
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  11,031,713.57     157,595,908.13
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  253,391.79       3,619,882.67
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 23,943.30         342,047.15
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                           0.00
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
      Group I Information                  Series 1996-3     Series 1997-1
      Invested Amount                     1,000,000,000.00   1,000,000,000.00
      Average Rate                                5.30049%           5.58219%
      Investor Finance Charge                14,566,019.45      14,566,019.45
      Collections
      Investor Principal Collections        157,595,908.13     157,595,908.13
      Investor Default Amount Due             3,619,882.67       3,619,882.67
      Investor Monthly Interest Due           4,564,308.68       4,806,883.68
      Investor Monthly Fees Due               1,558,333.33       1,558,333.33
      Investor Additional Amounts Due                 0.00               0.00
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             5.72625%
      Investor Monthly Interest Due             345,165.63       4,806,883.68
      Investor Outstanding Interest Due               0.00               0.00
      Investor Additional Interest Due               0.00               0.00
      Investor Total Interest Due               345,165.63       4,806,883.68
      Investor  Default Amount Due              253,391.79       3,619,882.67
      Investor Monthly Fees Due                 109,083.33       1,558,333.33
      Investor Additional Fees Due                   0.00               0.00
      Total                                     707,640.74       9,985,099.68

      Reallocated Investor Finance                              14,670,446.40
      Charge Collections
      Interest/Principal/Spread                                     34,336.29
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                  13.30%
      Base Rate                                                         7.64%
      Application of Collections           CIA Investor          Total
      Available Funds                         1,026,931.25      14,704,782.69
      Monthly Interest Paid                           0.00       4,461,718.06
      Investor Default Amount Paid                    0.00       3,076,900.27
      Excess Spread                           1,026,931.25       7,166,164.36
      Monthly Interest Shortfall                                         0.00
      Investor Default Amount Shortfall                            289,590.61
      Required Amount                                              289,590.61
      Monthly Interest Paid                     345,165.63         345,165.63
      Investor Default Paid                     253,391.79         542,982.40
      Investor Additional Amounts Paid                0.00               0.00
      Servicing Fee Paid                                         1,558,333.33
      Excess Finance Charge Collections                          4,719,683.01
      Reallocated Principal                           0.00               0.00
      Monthly Interest Paid
      Investor Default Paid                                              0.00
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                           0.00
      Principal Funding
      Controlled Accumulation Amount                  0.00               0.00
      Principal Funding Account Deposit                                  0.00
      Principal Funding Account Balance                                  0.00
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
      Interest Distribution                     345,165.63         345,165.63
      Principal Distribution                          0.00               0.00
      Total Distribution                        345,165.63         345,165.63
      Ending Certificate Balance             70,000,000.00   1,000,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  4.9309
      Certificate
      Interest Distribution Per 1,000               4.9309
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate

      1st   Collection Account Deposit                           4,461,718.06
      2nd Collection Accounts Deposit                                    0.00
      3rd Collection Accounts Deposit                                    0.00
      Quarterly Interest Distribution                            4,461,718.06


      Delinquencies                            61-90             91-120

      Number of Accounts                            36,109             25,705
      Balance of Accounts                      107,610,897         79,907,870

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Monthly Trust Activity                Transferor           Series
                                             Interest         Allocations
      ------------------------------------------------------------------------
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Ending Total Principal Balance
      Series Allocation Percentage                                      8.51%
      Beginning Invested /Transferor        263,241,246.66   1,263,241,246.66
      Amount
      Adjusted Invested /Transferor         263,241,246.66   1,263,241,246.66
      Amount
      Floating Allocation Percentage           20.8385570%       100.0000000%
      Principal Allocation Percentage          20.8385570%       100.0000000%
      Finance Charge Collections              3,744,336.20      17,968,308.50
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  41,485,743.33     199,081,651.45
      Discount Percentage
      Discount Option Receivable                      0.00               0.00
      Collections
      Monthly Payment Rate
      Defaults                                  952,902.43       4,572,785.09
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 90,040.92         432,088.07
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    236,915,368.31   1,236,915,368.31


      Delinquencies                            121+              Total

      Number of Accounts                            32,178            375,222
      Balance of Accounts                      105,893,478     988,340,021.72

      Monthly Trust Activity                   Trust
                                              Totals
      -----------------------------------------------------
      Beginning Principal  Receivables   14,843,084,648.30
      Balance
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,843,084,648.30
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            211,127,624.83
      Total Yield                                   17.07%
      Trust Portfolio Yield                         13.14%
      Principal Collections               2,339,209,404.59
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          15.76%
      Defaults                               53,730,224.83
      Monthly Default Rate                           4.34%
      Net Monthly Default Rate                       3.93%
      Recoveries                              5,077,034.87
      Adjustments                            19,913,254.82
      New Receivables                     2,103,523,813.54
      Ending Principal  Receivables      14,533,755,577.60
      Balance
      Minimum Series Required Balance     1,070,000,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,533,755,577.60

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,533,755,577.60
      Group I Information                   Group Total
      Invested Amount                     3,750,000,000.00
      Average Rate                                5.46092%
      Investor Finance Charge                54,622,572.94
      Collections
      Investor Principal Collections        590,984,655.49
      Investor Default Amount Due            13,574,560.00
      Investor Monthly Interest Due          17,634,212.76
      Investor Monthly Fees Due               5,843,750.00
      Investor Additional Amounts Due                 0.00

Group:                                   Group 1
Series:                                  Series 1997-1
Supplement Date:                         14-May-97

MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1997-1

          Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 09/17/99 with respect to the performance of the Trust during the month of 08/01/99 to 08/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


 A)   Information regarding
      distribution in
      respect of the Class A Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class A
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                      $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1 above, per $1,000 original
      certificate principal amount                                     $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge Offs                          $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                     $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the Class A Certificates exceeds the
      Class A Invested Amount after giving
      effect to all transactions on such
      Distribution Date                                                $0.00

 C)   Information regarding
      distributions in
      respect of the Class B Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                               $0.00000000
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class B
      Certificates, per $1,000 original
      certificate principal amount                                     $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses(c), (d), and (e) of the
      definition of
      Class B Invested Amount                                          $0.00


                                                     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth in paragraph 1 above, per $1,000
      original certificate principal                                   $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                          $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                     $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the Class B Certificates exceeds the
      Class B Invested Amount after giving
      effect to all transactions on such
      Distribution Date                                                $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect of interest on the Collateral
      Invested  Amount                                           $345,165.63
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect of principal on the Collateral
      Invested Amount                                                  $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses(c), (d), and (e) of the
      definition of Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to  clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                           $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                       $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By:     /s/  Thomas F. Donahue
                                         -------------------------------------
                                         Name:   Thomas F. Donahue
                                         Title:   Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $14,843,084,648.30
Receivables:
Beginning of the Month Finance Charge                        $356,594,723.57
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total                               $15,199,679,371.87
Receivables:


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                    $14,533,755,577.60
End of the Month Finance Charge                              $372,621,462.13
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                        $14,906,377,039.73


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                      $11,750,000,000.00
Trust Series)

End of the Month Total Transferor Amount                   $3,156,377,039.73


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $159,544,670.15
   61-90 Days Delinquent                                     $107,610,896.70
   91+ Days Delinquent                                       $185,801,347.76

   Total 31+ Days Delinquent                                 $452,956,914.61

Defaulted Accounts During the Month                           $53,730,224.83

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,558,333.33


INVESTOR DEFAULT AMOUNT                                        $3,619,882.67


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.46092%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $54,622,572.94
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $13,574,560.00
GROUP 1 INVESTOR MONTHLY FEES                                  $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                             $17,634,212.76


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                     8.51%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                        $17,968,308.50
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                       $4,572,785.09
SERIES 1997-1 MONTHLY FEES                                     $1,558,333.33
SERIES 1997-1 ALLOCABLE PRINCIPAL                            $199,081,651.45
COLLECTIONS
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         79.16%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,223,972.30
INVESTOR DEFAULT AMOUNT                                        $3,619,882.67
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $14,670,446.40
PRINCIPAL ALLOCATIONS PERCENTAGE                                       79.16%
AVAILABLE PRINCIPAL COLLECTIONS                              $157,595,908.13


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of         $12,504,215.73
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,504,215.73

   Class A Monthly Interest                 $4,065,951.39
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,076,900.27
TOTAL CLASS A EXCESS SPREAD                                    $5,361,364.07

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,173,635.71

   Class B Monthly Interest                   $395,766.67
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                      $777,869.04

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,026,931.25
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,026,931.25

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $7,166,164.36

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $289,590.61
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                              $345,165.63
Monthly Interest
Excess Spread Applied to Unpaid Monthly                        $1,558,333.33
Servicing Fee
Excess Spread Applied Collateral                                 $253,391.79
Default Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses (c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,719,683.01

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                  $54,581,284.90
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                      $0.00
Applied to Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to Reductions of Class B Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            7.64%                  1
Base Rate (Prior Month)                              6.97%                  1
Base Rate (Two Months Ago)                           7.47%                  1
THREE MONTH AVERAGE BASE RATE                                           7.36%

Series Adj Portfolio Yield (Curr Month)             13.30%                  1
      AUG : (22 posting days / 5  Mondays)
Series Adj Portfolio Yield (Prior Month)            12.39%                  1
      JULY : (22 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)              11.94%                  1
      JUNE : (22 posting days / 4 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED                                    12.54%
PORTFOLIO YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections          $133,956,521.91

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections           $12,607,672.65

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections        $11,031,713.57

AVAILABLE PRINCIPAL COLLECTIONS           $157,595,908.13

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $157,595,908.13
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By:     /s/  Thomas F. Donahue
                                         -------------------------------------
                                         Name:   Thomas F. Donahue
                                         Title:  Servicing Officer